                                                                      EXHIBIT 99

                          [SABINE ROYALTY TRUST LOGO]

                                TAX INFORMATION

                                      2004

         This booklet contains tax information relevant to ownership of Units of Sabine Royalty Trust and should be retained.

                              SABINE ROYALTY TRUST

                                FEBRUARY 10, 2005

TO UNIT HOLDERS:

      This booklet provides 2004 tax information which will allow you to determine your pro rata share of income and deductions attributable to your investment in Sabine Royalty Trust (the "Trust"). Each Unit holder is encouraged to read the entire booklet very carefully.

      The material included in this booklet enables you to compute the information to be included in your Federal and state income tax returns. This booklet is the only information source for Unit holders to determine their share of the items of income and expense of the Trust for the entire 2004 calendar year. The Trust does not file nor does it furnish a Form 1099 to Unit holders (except where Federal backup withholding is required). Unit holders should retain this booklet as part of their tax records.

      The material herein is not intended and should not be construed as professional tax or legal advice. Each Unit holder should consult the Unit holder's own tax advisor regarding all tax compliance matters relating to the Units.

      THIS YEAR'S TAX BOOKLET CONTAINS ADDITIONAL SCHEDULES DESIGNED TO ASSIST YOU OR YOUR TAX ADVISOR IN CALCULATING THE INFORMATION TO BE INCLUDED IN YOUR FEDERAL INCOME TAX RETURNS. THOSE SCHEDULES ARE INCLUDED ON PAGES 20 THROUGH 21. WE HAVE ALSO CONSOLIDATED SOME OF THE HISTORICAL DEPLETION INFORMATION THAT IS NO LONGER APPLICABLE.

Very truly yours,

Sabine Royalty Trust,
By Bank of America, N.A., Trustee
1-800-365-6541

                              SABINE ROYALTY TRUST

                                TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
2004 TAX INFORMATION
- Reading the Income and Expense Schedules.....................................      1
- Identifying Which Income and Expense Schedules to Use........................      1
- Applying the Data From the Income and Expense Schedules......................      1
- Computing Depletion..........................................................      1
- Sale or Exchange of Units....................................................      2
- Classification of Investment.................................................      2
- Nonresident Foreign Unit Holders.............................................      3
- Unrelated Business Taxable Income............................................      3
- Backup Withholding...........................................................      3
- State Income Tax.............................................................      3
- Table of 2004 Monthly Record Dates and Cash Distributions Per Unit...........      4
- Tax Computation Worksheet....................................................      5
- Supplement to Tax Computation Worksheet......................................      6
- Tax Information Schedules....................................................      7
  - - Form 1041, Grantor Trust for Calendar Year 2004..........................      7
  - - Form 1041, Grantor Trust for January 2004................................      8
  - - Form 1041, Grantor Trust for February 2004...............................      9
  - - Form 1041, Grantor Trust for March 2004..................................     10
  - - Form 1041, Grantor Trust for April 2004..................................     11
  - - Form 1041, Grantor Trust for May 2004....................................     12
  - - Form 1041, Grantor Trust for June 2004...................................     13
  - - Form 1041, Grantor Trust for July 2004...................................     14
  - - Form 1041, Grantor Trust for August 2004.................................     15
  - - Form 1041, Grantor Trust for September 2004..............................     16
  - - Form 1041, Grantor Trust for October 2004................................     17
  - - Form 1041, Grantor Trust for November 2004...............................     18
  - - Form 1041, Grantor Trust for December 2004...............................     19
  - - Supplemental Tax Table I--Gross Royalty Income...........................     20
  - - Supplemental Tax Table II--Severance Tax.................................     20
  - - Supplemental Tax Table III--Interest Income..............................     21
  - - Supplemental Tax Table IV--Trust Administrative Expense..................     21
  - - Depletion Schedule I.....................................................     22
  - - Depletion Schedule II....................................................     23
  - - Depletion Schedule III...................................................     23
- Sample Tax Forms for Individual Unit Holders.................................     24
- Comprehensive Example........................................................     28
- Sabine Royalty Trust Historical Tax Worksheet................................     31
DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE OWNERSHIP OF UNITS IN
SABINE ROYALTY TRUST
- Tax Background Information...................................................    A-1
  - - Effect of Escrow Arrangement.............................................    A-1
- Depletion....................................................................    A-2
  - - Cost Depletion...........................................................    A-2
  - - Percentage Depletion.....................................................    A-2
- Nonresident Foreign Unit Holders.............................................    A-3
- Sale or Exchange of Units....................................................    A-4
- Backup Withholding...........................................................    A-4
- Substantial Understatement Penalty...........................................    A-4
- State Income Tax.............................................................    A-5
    (SRT 2004 TAX)

                              SABINE ROYALTY TRUST

                              2004 TAX INFORMATION

READING THE INCOME AND EXPENSE SCHEDULES

      The accompanying income and expense schedules reflect tax information attributable to Sabine Royalty Trust (the "Trust") for 2004. This information has been assembled on a per Unit basis and is expressed in decimal fractions of one dollar. A cumulative schedule for the twelve months ended December 29, 2004, which is the last distribution payment date for 2004, and separate non cumulative schedules for the months of January through December 2004 are enclosed. Separate depletion schedules are enclosed which provide the necessary information for Unit holders to compute cost depletion with respect to their interests in the Trust.

IDENTIFYING WHICH INCOME AND EXPENSE SCHEDULES TO USE

      Pursuant to the terms of the Trust agreement and the escrow agreement, the Trust receives income and incurs expenses only on Monthly Record Dates. Furthermore, only Unit holders of record on Monthly Record Dates are entitled to cash distributions. On the basis of these agreements, both cash and accrual basis Unit holders should be considered as realizing income and incurring expenses only on Monthly Record Dates. Therefore, if you were not the Unit holder of record on a specified Monthly Record Date, you should not use the tax information for the month in which that Monthly Record Date falls. A table of Monthly Record Dates and cash distributions per Unit is included on page 4.

      The appropriate schedules to be used by a Unit holder will depend upon (i) the date the Unit holder became a holder of record of the Units, (ii) if applicable, the date the Unit holder ceased to be the holder of record of the Units, and (iii) the tax year-end of the Unit holder. For instance, a Unit holder reporting on the calendar year basis who acquired Units and became a Unit holder of record on June 15, 2004 and who still owned only those Units on December 15, 2004 must use each of the separate monthly schedules for June through December 2004 (located on pages 13-19), and Depletion Schedule III (located on page 23) for such Units. However, Unit holders reporting on a calendar year basis who became Unit holders of record prior to January 15, 2004 and who continued to own only those Units on December 15, 2004, must use only the cumulative schedule for calendar year 2004 (located on page 7) and either Depletion Schedule I or II (located on pages 22-23), as appropriate.

APPLYING THE DATA FROM THE INCOME AND EXPENSE SCHEDULES

      The tax data, other than depletion, specifically applicable to a Unit holder may be determined by multiplying the appropriate decimal fractions times the number of Units owned. Unit holders who must use the separate monthly income and expense schedules should combine the individual income and expense factors from the monthly schedules for each month during which the Units were owned on a Monthly Record Date. For a worksheet approach to computing these decimal fractions, see the Supplement to Tax Computation Worksheet on page 6.

COMPUTING DEPLETION

      Depletion schedules are included which provide information for Unit holders to compute cost depletion deductions with respect to their interests in the Trust. To compute depletion for any taxable period, Unit holders should multiply the depletion factor indicated on the relevant schedule times their original tax basis in the respective Unit(s) as reduced by the cost depletion that was allowable as a deduction (whether or not deducted) in prior calendar years during which they owned the Units. A factor for percentage depletion is not included, as cost depletion exceeded the percentage depletion calculated.

(SRT 2004 TAX)

      As discussed at page A-2 in the back portion of this booklet, the composite depletion factors are determined on the basis of a weighted average ratio of current production from each Trust property to the estimated future production from such property. This method of weighting the depletion factors permits the presentation of a single depletion factor for all Unit holders acquiring Units during a period in which there is no substantial change in the relative fair market values of the Trust properties. Primarily as a result of the decline in oil prices which occurred during 1986, there was a change in the relative fair market values of the Trust properties. Accordingly, two mutually exclusive depletion computations are included herein reflecting the composite depletion factors required to compute depletion for Units acquired in 1986.

      The proper depletion schedule to use in computing 2004 depletion depends on the date when the Units were acquired, as described below. Therefore, Unit holders are encouraged to maintain records indicating the date of acquisition and the acquisition price for each Unit or lot of Units acquired.

      Unit holders who acquired Units during or before 2003 use Depletion
Schedule I (located on page 22). The Federal depletion factors in Depletion
Schedule I are presented on a cumulative basis for 2004. Depletion Schedule I contains no state-specific depletion factors. Unit holders should refer to
Schedule III (located on page 23) for the state-specific depletion factors.

      Unit holders who acquired Units in 2004 use Depletion Schedule II (located on page 23). The Federal depletion factors in Depletion Schedule II are presented on a cumulative and non cumulative basis for 2004. Depletion Schedule II contains no state-specific depletion factors. Unit holders should refer to
Schedule III (located on page 23) for the state-specific depletion factors.

      Depletion Schedule III contains state-specific depletion factors, which are presented on a noncumulative basis for all years. These factors are appropriate for use in calculating the 2004 depletion allowance for Units purchased in all years. You may calculate state depletion by either (a) calculating the amount of state depletion for each month and adding together the monthly depletion amounts or (b) adding together the applicable monthly depletion factors for the relevant state to create a composite depletion factor for such state and multiplying that factor by the adjusted basis of your Units. Both methods should produce the same result.

SALE OR EXCHANGE OF UNITS

      A discussion concerning the tax consequences associated with the sale or exchange of Units is presented on page A-4 in the back portion of this booklet.

CLASSIFICATION OF INVESTMENT

      Tax reform measures enacted in 1986 and 1987 require items of income and expense to be categorized as "passive," "active" or "portfolio" in nature. An explanation of the application of these rules to the items of income and expense reported by the Trust are contained on page A-1 in the back portion of this booklet.

(SRT 2004 TAX)

NONRESIDENT FOREIGN UNIT HOLDERS

      Nonresident alien individual and foreign corporation Unit holders ("Foreign Taxpayer(s)") are subject to special tax rules with respect to their investments in the Trust. These rules are outlined beginning on page A-3 in the back portion of this booklet.

UNRELATED BUSINESS TAXABLE INCOME

      Certain organizations that are generally exempt from federal income tax under Internal Revenue Code Section 501 are subject to federal income tax on certain types of business income defined in Section 512 as unrelated business taxable income ("UBTI"). In the opinion of the Trust's tax counsel, Thompson & Knight LLP, the income of the Trust as to any tax-exempt organization should not be UBTI so long as the Trust units are not "debt-financed property" within the meaning of Section 514(b) of the Internal Revenue Code. In general, a Trust unit would be debt-financed if the Trust incurs debt or if the tax-exempt organization that is a Trust Unit holder incurs debt to acquire a Trust Unit or otherwise incurs or maintains a debt that would not have been incurred or maintained if the Trust Unit had not been acquired. A real property exception applies to the debt-financed property rules for certain types of exempt organizations. Consult your tax advisor if applicable.

BACKUP WITHHOLDING

      Unit holders, other than Foreign Taxpayers, who have had amounts withheld in 2004 pursuant to the Federal backup withholding provisions should have received a Form 1099-MISC from the Trust. The Form 1099-MISC reflects the total Federal income tax withheld from distributions. Unlike other Forms 1099 that you may receive, the amount reported on the Form 1099-MISC received from the Trust should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules included herein. The Federal income tax withheld, as reported on the Form 1099-MISC, should be considered as a credit by the Unit holder in computing any Federal income tax liability. Individual Unit holders should include the amount of backup withholding in the Payment section of the Unit holder's 2004 Form 1040. For a further discussion of backup withholding, see page A-4 in the back portion of this booklet. For amounts withheld from Foreign Taxpayers, see pages A-3 to A-4 in the back portion of this booklet.

STATE INCOME TAX

      Since the Trust holds royalty interests and receives income that is attributable to various states, Unit holders may be obligated to file a return and may have a tax liability in states in addition to their state of residence. The accompanying schedules have been prepared in such a manner that income and deductions attributable to the various states may be determined by each Unit holder. State income tax matters are more fully discussed on pages A-5 to A-6 in the back portion of this booklet.

(SRT 2004 TAX)

TABLE OF 2004 MONTHLY RECORD DATES AND CASH DISTRIBUTIONS PER UNIT

      Unit holders, as reflected in the transfer books of the Trust on a Monthly Record Date, received the following per Unit cash distributions for 2004. The per Unit cash distributions reflected below have not been reduced by any taxes that may have been withheld from distributions to Foreign Taxpayers or from distributions to Unit holders subject to the Federal backup withholding rules. The distribution checks were dated and mailed on the corresponding Date Payable.

                                             DISTRIBUTION
MONTHLY RECORD DATE       DATE PAYABLE         PER UNIT
-------------------       ------------         --------
January 15, 2004       January 29, 2004        0.23520
February 17, 2004      February 27, 2004       0.18008
March 15, 2004         March 29, 2004          0.18951
April 15, 2004         April 29, 2004          0.26367
May 17, 2004           May 28, 2004            0.24520
June 15, 2004          June 29, 2004           0.20698
July 15, 2004          July 29, 2004           0.22614
August 16, 2004        August 30, 2004         0.23616
September 15, 2004     September 29, 2004      0.29537
October 15, 2004       October 29, 2004        0.26336
November 15, 2004      November 29, 2004       0.20490
December 15, 2004      December 29, 2004       0.23937

(SRT 2004 TAX)

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2004

          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                   A                     B                    C
                                                   INCOME/EXPENSE
                                                      PER UNIT
                                NUMBER OF          FROM APPROPRIATE
                               UNITS OWNED            SCHEDULE(S)                        WHERE TO REFLECT ON
       ITEM                     (NOTE 1)               (NOTE 2)             TOTALS     2004 FORM 1040 (NOTE 3)
       ----                    -----------         ----------------         ------   --------------------------
Gross Royalty Income .......   -----------    x    ----------------    =    ------   Line 4, PART I, Schedule E
Severance Tax ..............   -----------    x    ----------------    =    ------   Line 16, PART I, Schedule E
Interest Income ............   -----------    x    ----------------    =    ------   Line 1, PART I, Schedule B
Administrative Expense .....   -----------    x    ----------------    =    ------   Line 18, PART I, Schedule E

                                 PART II

                         COST DEPLETION (NOTE 4)

                       COST DEPLETION
                      ALLOWABLE IN PRIOR       ADJUSTED BASIS FOR          APPROPRIATE 2004
                       CALENDAR YEARS            COST DEPLETION          COST DEPLETION FACTOR
ORIGINAL BASIS             (NOTE 5)                 PURPOSES                   (NOTE 4)                2004 COST DEPLETION*
---------------       ------------------       ------------------        ---------------------         -------------------
                  -                        =                        x                             =
---------------       ------------------       ------------------        ---------------------         -------------------

*Reflect cost depletion on 2004 Form 1040, line 20, Part 1, Schedule E (Note 3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                  WHERE TO REFLECT ON
NET SALES         ADJUSTED BASIS          GAIN      2004 FORM 1040
  PRICE              (NOTE 6)            (LOSS)        (NOTE 3)
---------         --------------         -----   ---------------------
                                                     Form 4797,
             -                      =            Part III, Lines 19-24
---------         --------------         -----      and Schedule D

NOTES
-----

(1) In order to correctly calculate total income and expense to be reported on your 2004 Federal and, if applicable, state income tax returns as different factors apply depending on when Units were acquired, it is recommended that you reproduce and complete a separate Tax Computation Worksheet for each block of Units acquired at different times. If more than one Tax Computation Worksheet is required, then the separate amounts from each Tax Computation Worksheet should be added together and those aggregate numbers reported on your 2004 income tax returns.

(2) If you did not become a Unit holder of record of any Unit(s) or did not cease to be a Unit holder of record of any Unit(s) during the period from January 15, 2004 through December 15, 2004, then the amounts reflected on the cumulative schedule for 2004 (located on page 7) should be used to complete Part I. If any Units were held of record for only part of the period defined above, the Supplement to Tax Computation Worksheet on page 6 should be used to derive the income and expense factors to be inserted in column B.

(3) The Trustee believes that individual Unit holders owning the Units as an investment should report the amounts determined in this manner. See Sample Tax Forms on pages 24-27. The U.S. Corporation Income Tax Return (Form
      1120) does not require that royalty income and related expenses be separately identified on any specific schedules. See "Sale or Exchange of Units" on page A-4 for a discussion of the tax consequences resulting from the sale of a Unit.

(4) The appropriate depletion schedule(s) to be utilized depends on when the Units were acquired. See "Computing Depletion" on pages 1 and 2 to determine the proper schedule(s) to be used.

(5) Cost depletion allowable in prior calendar years cannot be computed from the schedules contained in this booklet. Depletion schedules contained in Sabine Royalty Trust Tax Information Booklet(s) from prior years should be used to determine the appropriate cost depletion amount(s) allowable in prior calendar years.

(6) The adjusted basis is equal to the cost or other basis of the Unit(s) less the cost depletion allowable from the date of acquisition through the date of sale (whether or not deducted).

(SRT 2004 TAX)

                              SABINE ROYALTY TRUST

                    SUPPLEMENT TO TAX COMPUTATION WORKSHEET

                                      2004

                    FOR UNITS HELD FOR ONLY PART OF THE YEAR

      This worksheet should be used by Unit holders who became holders of record of Units or ceased to be holders of record of Units during the period from January 15, 2004 through December 15, 2004. This worksheet is designed to assist Unit holders in determining the proper income and expense factors to be used on the Tax Computation Worksheet -- Part I (located on page 5), under the heading entitled "Income/Expense Per Unit from Appropriate Schedule(s)." In order to complete this schedule, Unit holders should insert only the individual income and expense factors from the supplemental schedules (pages 20-21) for each month during which the Units were owned on a Monthly Record Date. (See page 4 for a list of Monthly Record Dates).

                                       MONTH(S) DURING WHICH UNITS WERE OWNED ON A MONTHLY RECORD DATE                   CALCULATED
                       ------------------------------------------------------------------------------------------------    FACTOR
                       JANUARY  FEBRUARY  MARCH  APRIL  MAY  JUNE  JULY  AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER   PER UNIT*
                       -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------
Gross Royalty
  Income..........
                       -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------
Severance
  Tax ............
                       -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------
Interest
  Income..........
                       -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------
Administrative
  Expense.........
                       -------  --------  -----  -----  ---  ----  ----  ------  ---------  -------  --------  --------  ----------

-----------------------
* This column of calculated factors per Unit should be inserted in column B of the Income and Expense section (Part I) of the Tax Computation Worksheet on page 5.

(STR 2004 TAX)

                                                                 CUMULATIVE 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                      OTHER INCOME
                                 ROYALTY INCOME AND EXPENSE            AND EXPENSE
                             ----------------------------------   ------------------------
                                                         NET
                               GROSS      SEVERANCE    ROYALTY    INTEREST   ADMINISTRATIVE
      SOURCE                  INCOME         TAX       PAYMENTS    INCOME       EXPENSE
      ------                 ---------    ---------   ---------   --------   --------------
Florida ..................   $ .030418    $ .002067   $ .028351   $      *     $ .001988

Louisiana ................     .129207      .008486     .120721          *       .008761

Mississippi ..............     .147951      .011808     .136143          *       .010243

New Mexico ...............     .247936      .038993     .208943          *       .017298

Oklahoma .................     .638881      .080904     .557977          *       .041796

Texas ....................    2.082673      .129347    1.953326    .003421       .142855
                             ---------    ---------   ---------   --------     ---------
     TOTAL ...............   $3.277066    $ .271605   $3.005461   $.003421     $ .222941
                             =========    =========   =========   ========     =========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                   ITEM                                                  AMOUNT
                   ----                                                 --------
1.    Total Net Royalty Payments ................................       $3.005461
2.    Interest Income ...........................................         .003421
3.    Administrative Expense ....................................        (.222941)
                                                                        ---------
4.    Cash Distribution Per Unit ** .............................       $2.785941
                                                                        =========

-----------------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                                                                FOR JANUARY 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                           OTHER INCOME
                                                      ROYALTY INCOME AND EXPENSE            AND EXPENSE
                                                    ------------------------------   -------------------------
                                                                            NET
                                                    GROSS     SEVERANCE   ROYALTY   INTEREST   ADMINISTRATIVE
             SOURCE                                 INCOME       TAX     PAYMENTS    INCOME       EXPENSE
             ------                                 ---------  ---------  --------   --------   --------------
Florida ........................................    $.004166   $.000299   $.003867   $      *     $.000422
Louisiana  .....................................     .015988    .001043    .014945          *      .001621
Mississippi ....................................     .013563    .003109    .010454          *      .001375
New Mexico .....................................     .021016    .003995    .017021          *      .002131
Oklahoma .......................................     .049104    .005974    .043130          *      .004978
Texas  .........................................     .185738    .010842    .174896    .000244      .018829
                                                    --------   --------   --------   --------     --------
      TOTAL ....................................    $.289575   $.025262   $.264313   $.000244     $.029356
                                                    ========   ========   ========   ========     ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

            ITEM                                       AMOUNT
            ----                                      ---------
1. Total Net Royalty Payments ...................     $ .264313
2. Interest Income* .............................       .000244
3. Administrative Expense .......................      (.029356)
                                                      ---------
4. Cash Distribution Per Unit ** ................     $ .235201
                                                      =========

-------------------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                                                               FOR FEBRUARY 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                         OTHER INCOME
                                                 ROYALTY INCOME AND EXPENSE               AND EXPENSE
                                             ----------------------------------    ---------------------------
                                                                         NET
                                              GROSS      SEVERANCE     ROYALTY     INTEREST     ADMINISTRATIVE
  SOURCE                                      INCOME        TAX       PAYMENTS      INCOME         EXPENSE
  ------                                     --------    ---------    ---------    ---------    --------------
Florida ................................     $.002383    $ .000165    $ .002218    $       *      $    .000097
Louisiana  .............................      .010072      .000565      .009507            *           .000411
Mississippi ............................      .011906      .000708      .011198            *           .000485
New Mexico .............................      .012597      .001819      .010778            *           .000513
Oklahoma ...............................      .038785      .004756      .034029            *           .001581
Texas  .................................      .127493      .006996      .120497      .000137           .005197
                                             --------    ---------    ---------    ---------    --------------
        TOTAL ..........................     $.203236    $ .015009    $ .188227    $ .000137    $      .008284
                                             ========    =========    =========    =========    ==============

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

              ITEM                                                AMOUNT
              ----                                              ---------
1. Total Net Royalty Payments ............................      $ .188227
2. Interest Income* ......................................        .000137
3. Administrative Expense ................................       (.008284)
                                                                ---------
4. Cash Distribution Per Unit ** .........................      $ .180080
                                                                =========

-------------------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                                                                  FOR MARCH 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                         OTHER INCOME
                                                 ROYALTY INCOME AND EXPENSE               AND EXPENSE
                                             ----------------------------------     ---------------------------
                                                                          NET
                                               GROSS      SEVERANCE     ROYALTY     INTEREST     ADMINISTRATIVE
                 SOURCE                        INCOME        TAX       PAYMENTS      INCOME         EXPENSE
                 ------                      ---------    ---------    ---------    --------     --------------

Florida ................................     $ .000678    $ .000041    $ .000637    $      *     $      .000039
Louisiana ..............................       .012967      .000614      .012353           *            .000742
Mississippi ............................       .010273      .000501      .009772           *            .000588
New Mexico .............................       .019721      .002872      .016849           *            .001128
Oklahoma ...............................       .052644      .005148      .047496           *            .003011
Texas  .................................       .121270      .006537      .114733     .000115            .006937
                                             ---------    ---------    ---------    --------     --------------
        TOTAL ..........................     $ .217553    $ .015713    $ .201840    $.000115     $      .012445
                                             =========    =========    =========    ========     ==============

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

             ITEM                                                AMOUNT
             ----                                               ---------
1. Total Net Royalty Payments ..............................    $ .201840
2. Interest Income*  .......................................      .000115
3. Administrative Expense ..................................     (.012445)
                                                                ---------
4. Cash Distribution Per Unit ** ...........................    $ .189510
                                                                =========

-----------------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                                                                  FOR APRIL 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                         OTHER INCOME
                                                 ROYALTY INCOME AND EXPENSE               AND EXPENSE
                                             ----------------------------------     ---------------------------
                                                                         NET
                                               GROSS      SEVERANCE     ROYALTY     INTEREST    ADMINISTRATIVE
                SOURCE                         INCOME        TAX       PAYMENTS      INCOME        EXPENSE
                ------                       ---------    ---------    ---------    --------    --------------
Florida ..............................       $ .003920    $ .000294    $ .003626    $      *    $      .000162
Louisiana ............................         .012770      .000973      .011797           *           .000527
Mississippi ..........................         .010433      .000918      .009515           *           .000431
New Mexico ...........................         .021252      .003792      .017460           *           .000877
Oklahoma .............................         .030110      .004679      .025431           *           .001243
Texas  ...............................         .222597      .014531      .208066     .000207           .009191
                                             ---------    ---------    ---------    --------    --------------
        TOTAL ........................       $ .301082    $ .025187    $ .275895    $.000207    $      .012431
                                             =========    =========    =========    ========    ==============

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

           ITEM                                   AMOUNT
           ----                                 --------
1. Total Net Royalty Payments ..............     .275895
2. Interest Income .........................     .000207
5. Administrative Expense ..................    (.012431)
                                                --------
6. Cash Distribution Per Unit ** ...........     .263671
                                                ========

--------------------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                                                                    FOR MAY 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                         OTHER INCOME
                                                 ROYALTY INCOME AND EXPENSE               AND EXPENSE
                                             ----------------------------------     --------------------------
                                                                         NET
                                               GROSS      SEVERANCE     ROYALTY     INTEREST    ADMINISTRATIVE
             SOURCE                            INCOME        TAX       PAYMENTS      INCOME        EXPENSE
             ------                          ---------    ---------    ---------    ---------   --------------
Florida .........................            $ .002317    $. 000134    $ .002183     $      *   $      .000069
Louisiana .......................              .009036      .000603      .008433            *          .000268
Mississippi .....................              .013605      .000865      .012740            *          .000403
New Mexico ......................              .021171      .003158      .018013            *          .000628
Oklahoma ........................              .064655      .007992      .056663            *          .001917
Texas ...........................              .164891      .009800      .155091      .000251          .004889
                                             ---------    ---------    ---------    ---------   --------------
        TOTAL ...................            $ .275675    $ .022552    $ .253123    $ .000251   $      .008174
                                             =========    =========    =========    =========   ==============

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

           ITEM                                 AMOUNT
           ----                                ---------
1. Total Net Royalty Payments ............     $ .253123
2. Interest Income .......................       .000251
3. Administrative Expense ................      (.008174)
                                               ---------
4. Cash Distribution Per Unit ** .........     $ .245200
                                               =========

-------------------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                                                                   FOR JUNE 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                         OTHER INCOME
                                                 ROYALTY INCOME AND EXPENSE               AND EXPENSE
                                             ----------------------------------     --------------------------
                                                                          NET
                                               GROSS      SEVERANCE     ROYALTY     INTEREST    ADMINISTRATIVE
                  SOURCE                       INCOME        TAX       PAYMENTS      INCOME        EXPENSE
                  ------                     ---------    ---------    ---------    ---------   --------------
Florida ..................................   $ .002595    $ .000195    $ .002400    $       *   $      .000156
Louisiana ................................     .012371      .000854      .011517            *          .000742
Mississippi ..............................     .009172      .000609      .008563            *          .000550
New Mexico ...............................     .021249      .003695      .017554            *          .001274
Oklahoma .................................     .047253      .005744      .041509            *          .002834
Texas ....................................     .148950      .009251      .139699      .000228          .008933
                                             ---------    ---------    ---------    ---------   --------------
        TOTAL ............................   $ .241590    $ .020348    $ .221242    $ .000228   $      .014489
                                             =========    =========    =========    =========   ==============

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

         ITEM                                     AMOUNT
         ----                                    ---------
1. Total Net Royalty Payments ..............     $ .221242
2. Interest Income .........................       .000228
3. Administrative Expense ..................      (.014489)
                                                 ---------
4. Cash Distribution Per Unit ** ...........     $ .206981
                                                 =========

-------------------------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                                                                   FOR JULY 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                         OTHER INCOME
                                                 ROYALTY INCOME AND EXPENSE               AND EXPENSE
                                             ----------------------------------     --------------------------
                                                                          NET
                                               GROSS      SEVERANCE     ROYALTY     INTEREST    ADMINISTRATIVE
                SOURCE                         INCOME        TAX       PAYMENTS      INCOME        EXPENSE
                ------                       ---------    ---------    ---------    ---------   --------------
Florida ..............................       $ .002398    $ .000167    $ .002231    $       *   $      .000106
Louisiana ............................         .012760      .000957      .011803            *          .000563
Mississippi ..........................         .015259      .000884      .014375            *          .000673
New Mexico ...........................         .019366      .002930      .016436            *          .000854
Oklahoma .............................         .047756      .006192      .041564            *          .002107
Texas ................................         .160840      .009932      .150908      .000224          .007096
                                             ---------    ---------    ---------    ---------   --------------
        TOTAL ........................       $ .258379    $ .021062    $ .237317    $ .000224   $      .011399
                                             =========    =========    =========    =========   ==============

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

            ITEM                                  AMOUNT
            ----                                 ---------
1. Total Net Royalty Payments ..............     $ .237317
2. Interest Income .........................       .000224
3. Administrative Expense ..................      (.011399)
                                                 ---------
4. Cash Distribution Per Unit ** ...........     $0.226142
                                                 =========

---------------------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                                                                 FOR AUGUST 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                              OTHER INCOME
                                                    ROYALTY INCOME AND EXPENSE                AND EXPENSE
                                                -----------------------------------    --------------------------
                                                                             NET
                                                  GROSS      SEVERANCE     ROYALTY     INTEREST    ADMINISTRATIVE
                   SOURCE                         INCOME        TAX       PAYMENTS      INCOME        EXPENSE
                   ------                       ---------    ---------    ---------    ---------   --------------
Florida .....................................   $ .002644    $ .000174    $ .002470    $       *   $      .000089
Louisiana ...................................     .009552      .000534      .009018            *          .000321
Mississippi .................................     .013024      .000911      .012113            *          .000437
New Mexico ..................................     .020038      .002937      .017101            *          .000672
Oklahoma ....................................     .055330      .011218      .044112            *          .001857
Texas .......................................     .171372      .011199      .160173      .000297          .005750
                                                ---------    ---------    ---------    ---------   --------------
        TOTAL ...............................   $ .271960    $ .026973    $ .244987    $ .000297   $      .009126
                                                =========    =========    =========    =========   ==============

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

               ITEM                                         AMOUNT
               ----                                        ---------
1.  Total Net Royalty Payments ........................    $ .244987
2.  Interest Income ...................................      .000297
3.  Administrative Expense ............................     (.009126)
                                                           ---------
4.  Cash Distribution Per Unit ** .....................    $0.236158
                                                           =========

---------------------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                                                              FOR SEPTEMBER 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                                  OTHER INCOME
                                                        ROYALTY INCOME AND EXPENSE                AND EXPENSE
                                                    -----------------------------------    --------------------------
                                                                                 NET
                                                      GROSS      SEVERANCE     ROYALTY     INTEREST    ADMINISTRATIVE
                     SOURCE                           INCOME        TAX       PAYMENTS      INCOME        EXPENSE
                     ------                         ---------    ---------    ---------    ---------   --------------
Florida ........................................    $ .002639    $ .000182    $ .002457    $       *   $      .000068
Louisiana ......................................      .010194      .000612      .009582            *          .000264
Mississippi ....................................      .012352      .000850      .011502            *          .000320
New Mexico .....................................      .028480      .004322      .024158            *          .000737
Oklahoma .......................................      .055310      .008237      .047073            *          .001432
Texas ..........................................      .223118      .014285      .208833      .000360          .005775
                                                    ---------    ---------    ---------    ---------   --------------
        TOTAL ..................................    $ .332093    $ .028488    $ .303605    $ .000360   $      .008596
                                                    =========    =========    =========    =========   ==============

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

           ITEM                                       AMOUNT
           ----                                      ---------
1. Total Net Royalty Payments ..................     $ .303605
2. Interest Income  ............................       .000360
3. Administrative Expense ......................      (.008596)
                                                     ---------
4. Cash Distribution Per Unit ** ...............     $0.295369

--------------------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                                                                FOR OCTOBER 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                             OTHER INCOME
                                                    ROYALTY INCOME AND EXPENSE                AND EXPENSE
                                                -----------------------------------    --------------------------
                                                                             NET
                                                  GROSS      SEVERANCE     ROYALTY     INTEREST    ADMINISTRATIVE
                 SOURCE                           INCOME        TAX       PAYMENTS      INCOME        EXPENSE
                 ------                         ---------    ---------    ---------    ---------   --------------
Florida ................................        $ .002333    $ .000141    $. 002192    $       *   $      .000070
Louisiana ..............................          .004996      .000303      .004693            *          .000149
Mississippi ............................          .011994      .000812      .011182            *          .000358
New Mexico .............................          .015441      .002271      .013170            *          .000461
Oklahoma ...............................          .091728      .006262      .085466            *          .002738
Texas ..................................          .165964      .011001      .154963      .000424          .004954
                                                ---------    ---------    ---------    ---------   --------------
        TOTAL ..........................        $ .292456    $ .020790    $ .271666    $ .000424   $      .008730
                                                =========    =========    =========    =========   ==============

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

            ITEM                                  AMOUNT
            ----                                 ---------
1. Total Net Royalty Payments ..............     $ .271666
2. Interest Income .........................       .000424
3. Administrative Expense ..................      (.008730)
                                                 =========
4. Cash Distribution Per Unit ** ...........     $ .263360
                                                 =========

-----------------------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                                                               FOR NOVEMBER 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                                                             OTHER INCOME
                                                    ROYALTY INCOME AND EXPENSE                AND EXPENSE
                                                -----------------------------------    --------------------------
                                                                             NET
                                                  GROSS      SEVERANCE     ROYALTY     INTEREST    ADMINISTRATIVE
                SOURCE                            INCOME        TAX       PAYMENTS      INCOME        EXPENSE
                ------                          ---------    ---------    ---------    ---------   --------------
Florida ..............................          $ .001614    $ .000095    $ .001519    $       *   $      .000312
Louisiana ............................            .009654      .000702      .008952            *          .001865
Mississippi ..........................            .016473      .000988      .015485            *          .003182
New Mexico ...........................            .022976      .003425      .019551            *          .004438
Oklahoma .............................            .055434      .007978      .047456            *          .010708
Texas  ...............................            .177982      .011626      .166356      .000466          .034380
                                                ---------    ---------    ---------    ---------   --------------
        TOTAL ........................          $ .284133    $ .024814    $ .259319    $ .000466   $      .054885
                                                =========    =========    =========    =========   ==============

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

              ITEM                                 AMOUNT
              ----                                ---------
1. Total Net Royalty Payments ................    $ .259319
2. Interest Income ...........................      .000466
3. Administrative Expense ....................     (.054885)
                                                  ---------
4. Cash Distribution Per Unit ** .............    $ .204900
                                                  =========

-------------------------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                                                               FOR DECEMBER 2004

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                    SECTION I
                           INCOME AND EXPENSE PER UNIT

                                                             OTHER INCOME
                     ROYALTY INCOME AND EXPENSE               AND EXPENSE
                 ----------------------------------    -------------------------
                                             NET
                  GROSS      SEVERANCE     ROYALTY     INTEREST   ADMINISTRATIVE
    SOURCE        INCOME        TAX        PAYMENTS     INCOME        EXPENSE
    ------       --------    ---------     --------    --------   --------------
Florida.......   $.002731     $.000180     $.002551    $      *     $.000398
Louisiana.....    .008847      .000726      .008121           *      .001288
Mississippi...    .009897      .000653      .009244           *      .001441
New Mexico....    .024629      .003777      .020852           *      .003585
Oklahoma......    .050772      .006724      .044048           *      .007390
Texas.........    .212458      .013347      .199111     .000468      .030924
                 --------     --------     --------    --------     --------
       TOTAL..   $.309334     $.025407     $.283927    $.000468     $.045026
                 ========     ========     ========    ========     ========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

            ITEM                       AMOUNT
            ----                     ---------
1. Total Net Royalty Payments ....   $ .283927
2. Interest Income ...............     .000468
3. Administrative Expense ........    (.045026)
                                     ---------
4. Cash Distribution Per Unit **..   $ .239369
                                     =========

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income because under Texas law interest income is sourced to the location of the payor.

** Includes amounts withheld by the Trust both from distributions to Foreign Taxpayers and pursuant to the backup withholding provisions. These amounts were remitted directly to the United States Treasury.

(SRT 2004 TAX)

                          SABINE ROYALTY TRUST FEDERAL

TABLE I: 2004 GROSS ROYALTY INCOME (CUMULATIVE $ PER UNIT)

                                AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS ATTRIBUTABLE TO THE MONTHLY RECORD DATE
                                                             FOR THE MONTH OF:
             -----------------------------------------------------------------------------------------------------------------------
                                                                     2004
ACQUISITION  -----------------------------------------------------------------------------------------------------------------------
 MONTH:       JANUARY  FEBRUARY    MARCH    APRIL      MAY       JUNE      JULY     AUGUST   SEPTEMBER  OCTOBER   NOVEMBER  DECEMBER
---------    --------  --------  --------  --------  --------  --------  --------  --------  ---------  --------  --------  --------
January ...  0.289575  0.492811  0.710364  1.011446  1.287121  1.528711  1.787090  2.059050  2.391143   2.683599  2.967732  3.277066
February ..        --  0.203236  0.420789  0.721871  0.997546  1.239136  1.497515  1.769475  2.101568   2.394024  2.678157  2.987491
March .....        --        --  0.217553  0.518635  0.794310  1.035900  1.294279  1.566239  1.898332   2.190788  2.474921  2.784255
April .....        --        --        --  0.301082  0.576757  0.818347  1.076726  1.348686  1.680779   1.973235  2.257368  2.566702
May .......        --        --        --        --  0.275675  0.517265  0.775644  1.047604  1.379697   1.672153  1.956286  2.265620
June ......        --        --        --        --        --  0.241590  0.499969  0.771929  1.104022   1.396478  1.680611  1.989945
July ......        --        --        --        --        --        --  0.258379  0.530339  0.862432   1.154888  1.439021  1.748355
August ....        --        --        --        --        --        --        --  0.271960  0.604053   0.896509  1.180642  1.489976
September .        --        --        --        --        --        --        --        --  0.332093   0.624549  0.908682  1.218016
October ...        --        --        --        --        --        --        --        --        --   0.292456  0.576589  0.885923
November ..        --        --        --        --        --        --        --        --        --         --  0.284133  0.593467
December ..        --        --        --        --        --        --        --        --        --         --        --  0.309334

TABLE II: 2004 SEVERANCE TAX (CUMULATIVE $ PER UNIT)

                               AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS ATTRIBUTABLE TO THE MONTHLY RECORD DATE
                                                                FOR THE MONTH OF:
             -----------------------------------------------------------------------------------------------------------------------
                                                                      2004
ACQUISITION  -----------------------------------------------------------------------------------------------------------------------
  MONTH:     JANUARY   FEBRUARY    MARCH     APRIL      MAY      JUNE      JULY     AUGUST   SEPTEMBER  OCTOBER   NOVEMBER  DECEMBER
-----------  --------  --------  --------  --------  --------  --------  --------  --------  ---------  --------  --------  --------
January ...  0.025262  0.040271  0.055984  0.081171  0.103723  0.124071  0.145133  0.172106   0.200594  0.221384  0.246198  0.271605
February ..        --  0.015009  0.030722  0.055909  0.078461  0.098809  0.119871  0.146844   0.175332  0.196122  0.220936  0.246343
March .....        --        --  0.015713  0.040900  0.063452  0.083800  0.104862  0.131835   0.160323  0.181113  0.205927  0.231334
April .....        --        --        --  0.025187  0.047739  0.068087  0.089149  0.116122   0.144610  0.165400  0.190214  0.215621
May .......        --        --        --        --  0.022552  0.042900  0.063962  0.090935   0.119423  0.140213  0.165027  0.190434
June ......        --        --        --        --        --  0.020348  0.041410  0.068383   0.096871  0.117661  0.142475  0.167882
July ......        --        --        --        --        --        --  0.021062  0.048035   0.076523  0.097313  0.122127  0.147534
August ....        --        --        --        --        --        --        --  0.026973   0.055461  0.076251  0.101065  0.126472
September .        --        --        --        --        --        --        --        --   0.028488  0.049278  0.074092  0.099499
October ...        --        --        --        --        --        --        --        --         --  0.020790  0.045604  0.071011
November ..        --        --        --        --        --        --        --        --         --        --  0.024814  0.050221
December ..        --        --        --        --        --        --        --        --         --        --        --  0.025407

(SRT 2004 TAX)

                          SABINE ROYALTY TRUST FEDERAL

TABLE III: 2004 INTEREST INCOME (CUMULATIVE $ PER UNIT)

                                                AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS
                                            ATTRIBUTABLE TO THE MONTHLY RECORD DATE FOR THE MONTH OF:
             -----------------------------------------------------------------------------------------------------------------------
                                                                      2004
ACQUISITION  -----------------------------------------------------------------------------------------------------------------------
   MONTH:    JANUARY   FEBRUARY   MARCH     APRIL      MAY       JUNE      JULY     AUGUST   SEPTEMBER  OCTOBER   NOVEMBER  DECEMBER
-----------  --------  --------  --------  --------  --------  --------  --------  --------  ---------  --------  --------  --------
January ...  0.000244  0.000381  0.000496  0.000703  0.000954  0.001182  0.001406  0.001703  0.002063   0.002487  0.002953  0.003421
February ..        --  0.000137  0.000252  0.000459  0.000710  0.000938  0.001162  0.001459  0.001819   0.002243  0.002709  0.003177
March .....        --        --  0.000115  0.000322  0.000573  0.000801  0.001025  0.001322  0.001682   0.002106  0.002572  0.003040
April .....        --        --        --  0.000207  0.000458  0.000686  0.000910  0.001207  0.001567   0.001991  0.002457  0.002925
May .......        --        --        --        --  0.000251  0.000479  0.000703  0.001000  0.001360   0.001784  0.002250  0.002718
June ......        --        --        --        --        --  0.000228  0.000452  0.000749  0.001109   0.001533  0.001999  0.002467
July ......        --        --        --        --        --        --  0.000224  0.000521  0.000881   0.001305  0.001771  0.002239
August ....        --        --        --        --        --        --        --  0.000297  0.000657   0.001081  0.001547  0.002015
September .        --        --        --        --        --        --        --        --  0.000360   0.000784  0.001250  0.001718
October ...        --        --        --        --        --        --        --        --        --   0.000424  0.000890  0.001358
November ..        --        --        --        --        --        --        --        --        --         --  0.000466  0.000934
December ..        --        --        --        --        --        --        --        --        --         --        --  0.000468

TABLE IV: 2004 TRUST ADMINISTRATIVE EXPENSE (CUMULATIVE $ PER UNIT)

                                                  AND THE LAST CASH DISTRIBUTION ON SUCH UNIT WAS
                                            ATTRIBUTABLE TO THE MONTHLY RECORD DATE FOR THE MONTH OF:
             -----------------------------------------------------------------------------------------------------------------------
                                                                      2004
ACQUISITION  -----------------------------------------------------------------------------------------------------------------------
   MONTH:    JANUARY   FEBRUARY   MARCH      APRIL     MAY       JUNE      JULY     AUGUST   SEPTEMBER  OCTOBER   NOVEMBER  DECEMBER
-----------  --------  --------  --------  --------  --------  --------  --------  --------  ---------  --------  --------  --------
January ...  0.029356  0.037640  0.050085  0.062516  0.070690  0.085179  0.096578  0.105704   0.114300  0.123030  0.177915  0.222941
February ..        --  0.008284  0.020729  0.033160  0.041334  0.055823  0.067222  0.076348   0.084944  0.093674  0.148559  0.193585
March .....        --        --  0.012445  0.024876  0.033050  0.047539  0.058938  0.068064   0.076660  0.085390  0.140275  0.185301
April .....        --        --        --  0.012431  0.020605  0.035094  0.046493  0.055619   0.064215  0.072945  0.127830  0.172856
May .......        --        --        --        --  0.008174  0.022663  0.034062  0.043188   0.051784  0.060514  0.115399  0.160425
June ......        --        --        --        --        --  0.014489  0.025888  0.035014   0.043610  0.052340  0.107225  0.152251
July ......        --        --        --        --        --        --  0.011399  0.020525   0.029121  0.037851  0.092736  0.137762
August ....        --        --        --        --        --        --        --  0.009126   0.017722  0.026452  0.081337  0.126363
September .        --        --        --        --        --        --        --        --   0.008596  0.017326  0.072211  0.117237
October ...        --        --        --        --        --        --        --        --         --  0.008730  0.063615  0.108641
November ..        --        --        --        --        --        --        --        --         --        --  0.054885  0.099911
December ..        --        --        --        --        --        --        --        --         --        --        --  0.045026

(SRT 2004 TAX)

                              SABINE ROYALTY TRUST

                              DEPLETION SCHEDULE I

      The cumulative federal depletion factors reflected in Depletion Schedule I should be used to compute 2004 federal depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in the year stated. The applicable number to use is the number related to the last month in which Units were owned in 2004. This schedule should not be used to compute depletion for any other Units owned. For depletion factors relating to the individual states, Unit holders should use Depletion Schedule III (located on page 23). (See accompanying information for computation instructions.)

FOR A UNIT
ACQUIRED OF                         LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2004
RECORD DURING     ---------------------------------------------------------------------------------------------------------------
THE YEAR OF:      JANUARY  FEBRUARY   MARCH    APRIL     MAY     JUNE      JULY    AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
-------------     -------  --------  -------  -------  -------  -------  -------  -------  ---------  -------  --------  --------
ORIGINAL
DISTRIBUTION....  .013804  .024517   .034448  .047610  .060020  .070495  .080978  .091585   .104595   .114782   .125404   .136973
1983............  .012893  .022470   .031089  .044308  .055376  .065004  .074606  .084399   .097042   .106419   .116092   .127159
1984............  .010364  .018035   .024922  .035596  .044430  .052149  .059862  .067719   .077886   .085386   .093140   .102019
1985............  .011976  .020821   .028771  .041131  .051302  .060205  .069121  .078198   .089964   .098599   .107565   .117824

BEFORE MARCH 17,
1986............  .010658  .018508   .025550  .036598  .045618  .053530  .061457  .069529   .080025   .087696   .095663   .104804

AFTER MARCH 17,
1986............  .009243  .016042   .022157  .031718  .039527  .046385  .053255  .060249   .069337   .075970   .082872   .090788
1987............  .010983  .019073   .026335  .037701  .047013  .055172  .063335  .071654   .082462   .090377   .098584   .108005
1988............  .011424  .019916   .027545  .039270  .049108  .057647  .066151  .074838   .086061   .094401   .102977   .112808
1989............  .011224  .019688   .027306  .038663  .048547  .057005  .065392  .073981   .084961   .093300   .101794   .111478
1990............  .010945  .019182   .026613  .037662  .047288  .055534  .063695  .072054   .082742   .090852   .099112   .108548
1991............  .010666  .018705   .026063  .036626  .046077  .054142  .062069  .070190   .080510   .088399   .096435   .105606
1992............  .011553  .020472   .028658  .039868  .050541  .059422  .068059  .076970   .088138   .096998   .105840   .115890
1993............  .011757  .020782   .029091  .040447  .051206  .060212  .068968  .077981   .089269   .098177   .107110   .117265
1994............  .011082  .019644   .027495  .038130  .048347  .056859  .065121  .073629   .084210   .092664   .101089   .110637
1995............  .011483  .020418   .028574  .039512  .050205  .059043  .067613  .076458   .087383   .096219   .104967   .114856
1996............  .011297  .020321   .028602  .039053  .050060  .058925  .067397  .076207   .086903   .095934   .104670   .114512
1997............  .013158  .023443   .032861  .045289  .057639  .067808  .077626  .087765   .100235   .110416   .120449   .131785
1998............  .013596  .024270   .034083  .046848  .059628  .070140  .080330  .090825   .103667   .114171   .124587   .136253
1999............  .014128  .025014   .035228  .048312  .061093  .071888  .082412  .093091   .106121   .116524   .127144   .138925
2000............  .014100  .024998   .035288  .048231  .060963  .071711  .082266  .092942   .105879   .116177   .126832   .138506
2001............  .014880  .026583   .038074  .050547  .064331  .075857  .086930  .098033   .110921   .121720   .132861   .144823
2002............  .014500  .025664   .036393  .049213  .062327  .073420  .084137  .094953   .107893   .118354   .129118   .140954
2003............  .014203  .025294   .035851  .048552  .061685  .072626  .083232  .094002   .106901   .117445   .128193   .139983

(SRT 2004 TAX)

                              SABINE ROYALTY TRUST

                              DEPLETION SCHEDULE II

      The cumulative depletion factors reflected in Depletion Schedule II should be used to compute 2004 federal depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 2004. The applicable number to use is the number related to the last month in which Units were owned in 2004. This schedule should not be used to compute depletion for any other Units owned. For depletion factors relating to the individual states, Unit holders should use Depletion Schedule III (located below). (See accompanying information for computation instructions.)

FIRST MONTH
IN WHICH
UNITS WERE
OWNED ON THE
MONTHLY
RECORD DATE
IN 2004       JANUARY  FEBRUARY   MARCH    APRIL     MAY     JUNE      JULY   AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
------------  -------  --------  -------  -------  -------  -------  -------  -------  ---------  -------  --------  --------
January.....  .014224  .025098   .035437  .048402  .061079  .071886  .082438  .093083   .106000   .116216  .126810   .138490
February....       --  .010874   .021213  .034178  .046855  .057662  .068214  .078859   .091776   .101992  .112586   .124266
March.......       --       --   .010339  .023304  .035981  .046788  .057340  .067985   .080902   .091118  .101712   .113392
April.......       --       --        --  .012965  .025642  .036449  .047001  .057646   .070563   .080779  .091373   .103053
May.........       --       --        --       --  .012677  .023484  .034036  .044681   .057598   .067814  .078408   .090088
June........       --       --        --       --       --  .010807  .021359  .032004   .044921   .055137  .065731   .077411
July........       --       --        --       --       --       --  .010552  .021197   .034114   .044330  .054924   .066604
August......       --       --        --       --       --       --       --  .010645   .023562   .033778  .044372   .056052
September...       --       --        --       --       --       --       --       --   .012917   .023133  .033727   .045407
October.....       --       --        --       --       --       --       --       --        --   .010216  .020810   .032490
November....       --       --        --       --       --       --       --       --        --        --  .010594   .022274
December....       --       --        --       --       --       --       --       --        --        --       --   .011680

                             DEPLETION SCHEDULE III

      The cumulative depletion factors reflected in Depletion Schedule III should be used to compute 2004 state depletion amounts attributable to Units purchased in any year. The applicable number to use is the number related to the last month in which Units were owned in 2004. (See accompanying information for computation instructions.)

STATE DEPLETION
FACTORS          JANUARY  FEBRUARY   MARCH    APRIL     MAY      JUNE     JULY    AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
------------     -------  --------  -------  -------  -------  -------  -------  -------  ---------  -------  --------  --------
Florida .......  .000208  .000121   .000040  .000182  .000109  .000113  .000106  .000114   .000113   .000095  .000067   .000102
Louisiana .....  .001018  .000575   .000764  .000595  .000451  .000686  .000622  .000462   .000455   .000239  .000445   .000438
Mississippi ...  .000769  .000680   .000737  .000491  .000588  .000519  .000705  .000607   .000522   .000364  .000688   .000401
New Mexico ....  .001102  .000655   .000887  .000796  .000791  .000787  .000707  .000693   .000899   .000503  .000701   .000839
Oklahoma ......  .002334  .002697   .002522  .001217  .003918  .002382  .001944  .002235   .002080   .003053  .002296   .002404
Texas .........  .008793  .006146   .005389  .009684  .006820  .006320  .006468  .006534   .008848   .005962  .006397   .007496
                 -------  -------   -------  -------  -------  -------  -------  -------   -------   -------  -------   -------
 TOTAL ........  .014224  .010874   .010339  .012965  .012677  .010807  .010552  .010645   .012917   .010216  .010594   .011680
                 =======  =======   =======  =======  =======  =======  =======  =======   =======   =======  =======   =======

(SRT 2004 TAX)

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

SCHEDULE E                                      SUPPLEMENTAL INCOME AND LOSS                      OMB NO. 1545-0074
(FORM 1040)                          (FROM RENTAL REAL ESTATE, ROYALTIES, PARTNERSHIPS,           -----------------
                                       S CORPORATIONS, ESTATES, TRUSTS, REMICs, ETC.)                   2004
Department of the Treasury                  - ATTACH TO FORM 1040 OR FORM 1041.                      Attachment
Internal Revenue Service (99)         - SEE INSTRUCTIONS FOR SCHEDULE E (FORM 1040).                Sequence No. 13
-------------------------------------------------------------------------------------------------------------------------
Name(s) shown on return                                                                       YOUR SOCIAL SECURITY NUMBER
                                                                                                   :             :
-------------------------------------------------------------------------------------------------------------------------

PART 1 INCOME OR LOSS FROM RENTAL REAL ESTATE AND ROYALTIES NOTE. If you are in the business of renting personal property, use SCHEDULE C or C-EZ (see page E-3). Report farm rental income or loss from FORM 4835 on page 2, line 40.

1 List the type and location of each RENTAL REAL ESTATE PROPERTY:   2 For each rental real estate property             YES   NO
-----------------------------------------------------------------     listed on line 1, did you or your family
A                                                                     use it during the tax year for personal    A
-----------------------------------------------------------------     purposes for more than the greater of:     ---   ---   ---
B                                                                       14 days OR                               B
-----------------------------------------------------------------       10% of the total days rented at          ---   ---   ---
C                                                                       fair rental value?                       C
                                                                      (See page E-3.)                            ---   ---   ---
--------------------------------------------------------------------------------------------------------------------------------

                                                                         PROPERTIES                TOTALS
                                                                         ----------
                         INCOME                                      A      B         C   (Add columns A, B, and C.)
                                                                    --     --        --   --------------------------
                          3 Rents received                       3                        3
                                                                ---------------------------------------------------
GROSS ROYALTY INCOME      4 Royalties received                   4                        4
                         ------------------------------------------------------------------------------------------
                         EXPENSES:
                          5 Advertising                          5
                                                                ---------------------------------------------------
                          6 Auto and travel (see page E-4)       6
                                                                ---------------------------------------------------
                          7 Cleaning and maintenance             7
                                                                ---------------------------------------------------
                          8 Commissions                          8
                                                                ---------------------------------------------------
                          9 Insurance                            9
                                                                ---------------------------------------------------
                         10 Legal and other professional fee..  10
                                                                ---------------------------------------------------
                         11 Management fees                     11
                                                                ---------------------------------------------------
                         12 Mortgage interest paid to banks,
                            etc. (see page E-4)                 12                        12
                                                                ---------------------------------------------------
                         13 Other interest                      13
                                                                ---------------------------------------------------
                         14 Repairs                             14
                                                                ---------------------------------------------------
                         15 Supplies                            15
                                                                ---------------------------------------------------
SEVERANCE TAX            16 Taxes                               16
                                                                ---------------------------------------------------
                         17 Utilities                           17
                                                                ---------------------------------------------------
ADMINISTRATIVE EXPENSES  18 Other (list) -

                                                                18
                                                                ---------------------------------------------------

                         ------------------------------------------------------------------------------------------
                         19 Add lines 5 through 18              19                        19
                                                                ---------------------------------------------------
DEPLETION                20 Depreciation expense or depletion
                            (see page E-4)                      20                        20
                                                                ---------------------------------------------------
                         21 Total expenses. Add lines 19 and 20 21
                                                                ---------------------------------------------------
                         22 Income or (loss) from rental real
                            estate or royalty properties.
                            Subtract line 21 from line 3
                            (rents) or line 4 (royalties). If
                            the result is a (loss), see page
                            E-4 to find out if you must file
                            FORM 6198                           22
                                                                ---------------------------------------------------
                         23 Deductible rental real estate
                            loss. CAUTION. Your rental real
                            estate loss on line 22 may be
                            limited. See page E-4 to find out
                            if you must file FORM 8582. Real
                            estate professionals must complete
                            line 43 on page 2                   23  ( )  (        )  ( )
                                                                ---------------------------------------------------
                         24 INCOME. Add positive amounts shown on line 22. DO NOT
                            include any losses                                            24
                                                                                          -------------------------
                         25 LOSSES. Add royalty losses from line 22 and rental real
                            estate losses from line 23. Enter total losses here.          25  (                   )
                                                                                          -------------------------
                         26 TOTAL RENTAL REAL ESTATE AND ROYALTY INCOME OR (LOSS).
                            Combine lines 24 and 25. Enter the result here. If Parts II,
                            III, IV, and line 40 on page 2 do not apply to you, also
                            enter this amount on Form 1040, line 17. Otherwise, include this amount in the total on line 41 on page 2
                                                                                          -------------------------

FOR PAPERWORK REDUCTION ACT NOTICE, SEE FORM 1040 INSTRUCTIONS.     Cat No. 11344L        SCHEDULE E (FORM 1040) 2004

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

Schedules A&B (Form 1040) 2004                                                  OMB No. 1545-0074   Page 2
-----------------------------------------------------------------------------------------------------------
Name(s)shown on Form 1040. Do not enter name and social security number         YOUR SOCIAL SECURITY NUMBER
if shown on other side.
-----------------------------------------------------------------------------------------------------------

                                                                                                 Attachment
                                          SCHEDULE B--INTEREST AND ORDINARY DIVIDENDS          Sequence No. 08
                                          -------------------------------------------          ---------------
              PART 1               1  List name of payer. If any interest is from a                AMOUNT
              INTEREST                seller-financed mortgage and the buyer used the property
                                      as a personal residence, see page B-1 and list this
                                      interest first. Also, show that buyer's social security
                                      number and address -
              (See page B-1           -------------------------------------------------------     --------
              and the                 -------------------------------------------------------     --------
              instructions for        -------------------------------------------------------     --------
INTEREST      Form 1040,              -------------------------------------------------------     --------
INCOME        line 8a.)               -------------------------------------------------------  1  --------
                                      -------------------------------------------------------     --------
              NOTE. If you            -------------------------------------------------------     --------
              received a Form         -------------------------------------------------------     --------
              1099-INT, Form          -------------------------------------------------------     --------
              1099-OID, or            -------------------------------------------------------     --------
              substitute              -------------------------------------------------------     --------
              statement from          -------------------------------------------------------     --------
              a brokerage firm,       -------------------------------------------------------     --------
              list the firm's         -------------------------------------------------------     --------
              name as the             -------------------------------------------------------     --------
              payer and enter
              the total interest
              shown on that        2  Add the amounts on line 1                                2
              form.                                                                           ------------
                                   3  Excludable interest on series EE and I U.S. savings
                                      bonds issued after 1989. Attach Form 8815                3
                                                                                              ------------
                                   4  Subtract line 3 from line 2. Enter the result here and
                                      on Form 1040, line 8a -                                  4
                                   ------------------------------------------------------------------------
                                   NOTE. If line 4 is over $1,500, you must complete Part III.    AMOUNT

              PART II              5  List name of Payer -  ----------------------------------    --------
              ORDINARY                --------------------------------------------------------    --------
              DIVIDENDS               --------------------------------------------------------    --------
              (See Page B-2           --------------------------------------------------------    --------
              and the                 --------------------------------------------------------    --------
              instructions for        --------------------------------------------------------    --------
              Form 1040,              --------------------------------------------------------    --------
              line 9a.)               --------------------------------------------------------    --------
                                      --------------------------------------------------------    --------
              NOTE. If you            --------------------------------------------------------    --------
              received a Form         --------------------------------------------------------    --------
              1099-DIV or             -------------------------------------------------------- 5  --------
              substitute              --------------------------------------------------------    --------
              statement from          --------------------------------------------------------    --------
              a brokerage firm,       --------------------------------------------------------    --------
              list the firm's         --------------------------------------------------------    --------
              name as the             --------------------------------------------------------    --------
              payer and enter         --------------------------------------------------------    --------
              the ordinary            --------------------------------------------------------    --------
              dividends shown         --------------------------------------------------------    --------
              on that form.           --------------------------------------------------------    --------
                                   6  Add the amounts on line 5. Enter the total here and on
                                      Form 1040, line 9a. -                                     6
                                   -----------------------------------------------------------------------
                                   NOTE. If line 6 is over $1,500, you must complete Part III.
-----------------------------------------------------------------------------------------------------------
              PART III             You must complete this part if you (a) had over $1,500 of    YES      NO
              FOREIGN              taxable interest or ordinary dividends; or (b) had a
              ACCOUNTS             foreign account; or (c) received a distribution from, or
              AND TRUST            were a grantor of, or a transferor to, a foreign trust.
              (See                 ----------------------------------------------------------   ------------
               page B-2.)          7a   At any time during 2004, did you have an interest in
                                        or a signature or other authority over a financial
                                        account in a foreign country, such as a bank account,
                                        securities account, or other financial account? See
                                        page B-2 for exceptions and filing requirements for
                                        Form TD F 90-22.1                                       ------------
                                    b   If "Yes" enter the name of the foreign country -
                                   8    During 2004, did you receive a distribution from, or
                                        were you the grantor of, or transferor to, a foreign
                                        trust? If "Yes," you may have to file Form 3520.
                                        See page B-2

FOR PAPERWORK REDUCTION ACT NOTICE, SEE FORM 1040 INSTRUCTIONS.            SCHEDULE B (FORM 1040) 2004

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

Form 4797                                                                                                         OMB No. 1545-0184
                                                   SALES OF BUSINESS PROPERTY                                   -------------------
                                      (ALSO INVOLUNTARY CONVERSIONS AND RECAPTURE AMOUNTS                              2004
                                                UNDER SECTIONS 179 AND 280F(b)(2))                                  Attachment
Department of the Treasury            ATTACH TO YOUR TAX RETURN. SEE SEPARATE INSTRUCTIONS.                       Sequence No. 27
Internal Revenue Service (99)

------------------------------------------------------------------------------------------------------------------------------------
Name(s) shown on return                                                                                           IDENTIFYING NUMBER
------------------------------------------------------------------------------------------------------------------------------------

1  Enter the gross proceeds from sales or exchanges reported to you for 2004 on Form(s)
   1099-B or 1099-S (or substitute statement) that you are including on line 2, 10 or 20
   (see instructions)                                                                                                              1
------------------------------------------------------------------------------------------------------------------------------------

PART I SALES OR EXCHANGES OF PROPERTY USED IN A TRADE OR BUSINESS AND INVOLUNTARY CONVERSIONS FROM OTHER THAN CASUALTY OR THEFT--MOST PROPERTY HELD MORE THAN 1 YEAR (see instructions)

                                                                        (e) Depreciation   (f) Cost or other
                                                                            allowed or         basis, plus       (g) Gain or (loss)
 (a) Description   (b) Date acquired   (c) Date sold       (d) Gross     allowable since     improvements and  subtract (f) from the
   of property      (mo., day, yr.)    (mo., day, yr.)    sales price       acquisition       expense of sale    sum of (d) and (e)
------------------------------------------------------------------------------------------------------------------------------------
2
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

3  Gain, if any, from Form 4684, line 39                                                               3
                                                                                                       -----------------------------
4  Section 1231 gain from installment sales from Form 6252, line 26 or 37                              4
                                                                                                       -----------------------------
5  Section 1231 gain or (loss) from like-kind exchanges from Form 8824                                 5
                                                                                                       -----------------------------
6  Gain, if any, from line 32, from other than casualty or theft                                       6
                                                                                                       -----------------------------
7  Combine lines 2 through 6. Enter the gain or (loss) here and on the approprite
   line as follows:                                                                                    7
                                                                                                       -----------------------------

   PARTNERSHIPS (EXCEPT ELECTING LARGE PARTNERSHIPS) AND S CORPORATIONS. Report the gain or (loss) following the instructions for Form 1065, Schedule K, line 10, or Form
   1120S, Schedule K, line 9. Skip lines 8, 9, 11, and 12 below.

   ALL OTHERS. If line 7 is zero or a loss, enter the amount from line 7 on line 11 below and skip lines 8 and 9. If line 7 is a gain and you did not have any prior year section 1231 losses, or they were recaptured in an earlier year, enter the gain from line 7 as a lone-term capital gain on Schedule D and skip lines 8, 9, 11, and 12 below.

8  Nonrecaptured net section 1231 losses from prior years (see instructions)                           8
                                                                                                       -----------------------------
9  Subtract line 8 from line 7. If zero or less, enter -0- . If line 9 is zero, enter the gain from line 7 on line 12 below. If line 9 is more than zero, enter the amount from line 8 on line 12 below and enter the gain from line 9 as a lone-term capital gain on
   Schedule D (see instructions)                                                                       9
------------------------------------------------------------------------------------------------------------------------------------

PART II ORDINARY GAINS AND LOSSES

10 Ordinary gains and losses not included on lines 11 through 16 (include property held 1 year or less):
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
11 Loss, if any, from line 7                                                                         11        (                  )
                                                                                                     -------------------------------
12 Gain, if any, from line 7 or amount from line 8, if applicable                                    12
                                                                                                     -------------------------------
13 Gain, if any, from line 31                                                                        13
                                                                                                     -------------------------------
14 Net gain or (loss) from Form 4684, lines 31 and 38a                                               14
                                                                                                     -------------------------------
15 Ordinary gain from installment sales from Form 6252, line 25 or 36                                15
                                                                                                     -------------------------------
16 Ordinary gain or(loss) from like-kind exchanges from Form 8824                                    16
                                                                                                     -------------------------------
17 Combine lines 10 through 16                                                                       17
                                                                                                     -------------------------------
18 For all except individual returns, enter the amount from line 17 on the appropriate line of your return and skip lines a and b below. For individual returns, complete lines a and b below:
  a If the loss on line 11 includes a loss from Form 4684, line 35,column(b)(ii), enter that part of the loss here. Enter the part of the loss from income-producing property on schedule A (Form 1040), line 27, and the part of the loss from property used as an employee on Schedule A (Form 1040), line 22. Identify as from OForm 4797, line 18a.
    See instructions                                                                                18a
                                                                                                     -------------------------------
  b Redetermine the gain or (loss) on line 17 excluding the loss, if any, on line 18a.
    Enter here and on Form 1040, line 14                                                            18b
------------------------------------------------------------------------------------------------------------------------------------

FOR PAPERWORK REDUCTION ACT NOTICE, SEE PAGE 8 OF THE INSTRUCTIONS.       Cat. No. 130861                         Form 4797 (2004)

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

Form 4797(2004)                                                           Page 2

PART III GAIN FROM DISPOSITION OF PROPERTY UNDER SECTIONS 1245, 1250, 1252, 1254, AND 1255

                                                                             (b) Date acquired  (c) Date sold
19  (a) Description of section 1245, 1250, 1252, 1254, or 1255 property:      (mo., day, yr.)  (mo., day, yr.)
--------------------------------------------------------------------------------------------------------------
A
--------------------------------------------------------------------------------------------------------------
B
--------------------------------------------------------------------------------------------------------------
C
--------------------------------------------------------------------------------------------------------------
D
--------------------------------------------------------------------------------------------------------------

F
                           GAIN OR LOSS ON UNITS SOLD

THESE COLUMNS RELATE TO THE PROPERTIES ON LINES 19A THROUGH 19D.                      PROPERTY A  PROPERTY B  PROPERTY C  PROPERTY D
----------------------------------------------------------------------------          ----------  ----------  ----------  ----------
20     Gross sales price (NOTE: See line 1 before completing.)                   20
                                                                                 ---------------------------------------------------
21     Cost of other basis plus expense of sale                                  21
                                                                                 ---------------------------------------------------
22     Depreciation (or depletion) allowed or allowable                          22
                                                                                 ---------------------------------------------------
23     Adjusted basis. subtract line 22 from line 21                             23
                                                                                 ---------------------------------------------------
24     Total gain. subtract line 23 from line 20                                 24
------------------------------------------------------------------------------------------------------------------------------------
25     IF SECTION 1245 PROPERTY:
   a   Depreciation or allowed or allowable from line 22                         25a
                                                                                 ---------------------------------------------------
   b   Enter the SMALLER of line 24 or 25a                                       25b
------------------------------------------------------------------------------------------------------------------------------------
26     IF SECTION 1250 PROPERTY: if straight line depreciation was used, enter
       -0- on line 26g, except for a corporation  subject to section 291.
   a   Additional depreciation after 1975 (see instructions)                     26a
                                                                                 ---------------------------------------------------
   b   Applicable percentage multiplied by the  SMALLER of line 24
       or line 26a (see instructions)                                            26b
                                                                                 ---------------------------------------------------
   c   subtract line 26a from line 24. If residential rental property
       OR line 24 is not more than line 26a, skip lines 26d and 26e              26c
                                                                                 ---------------------------------------------------
   d   Additional depreciation after 1969 and before 1976                        26d
                                                                                 ---------------------------------------------------
   e   Enter the SMALLER of line 26c or 26d                                      26e
                                                                                 ---------------------------------------------------
   f   Section 291 amount (corporations only)                                    26f
                                                                                 ---------------------------------------------------
   g   Add lines 26b, 26e, and 26f                                               26g
------------------------------------------------------------------------------------------------------------------------------------
27     IF SECTION 1252 PROPERTY: skip this section if you did not dispose of farmland or if this form is being completed for a partnership (other than and electing large partnership).
   a   Soil, water, and land clearing expenses                                   27a
                                                                                 ---------------------------------------------------
   b   Line 27a multiplied by applicable percentage (see instructions)           27b
                                                                                 ---------------------------------------------------
   c   Enter the SMALLER of line 24 or 27b                                       27c
------------------------------------------------------------------------------------------------------------------------------------
28     IF SECTION 1254 PROPERTY:
   a   Intangible drilling and development costs, expenditures for development of mines and other natural deposites, and
       mining exploration costs (see instructions)                               28a
                                                                                 ---------------------------------------------------
   b   Enter the SMALLER of line 24 or 28a                                       28b
------------------------------------------------------------------------------------------------------------------------------------
29     IF SECTION 1255 PROPERTY:
   a   Applicable percentage of payments excluded from income
       under section 126 (see instructions)                                      29a
                                                                                 ---------------------------------------------------
   b   Enter the SMALLER of line 24 or 29a (see instructions)                    29b
------------------------------------------------------------------------------------------------------------------------------------

SUMMARY OF PART III GAINS. Complete property columns A through D through line 29b before going to line 30.

30     Total gains for all properties. Add property columns A through D, line 24                                        30
                                                                                                                        ---------
31     Add property columns A through D, lines 25b, 26g, 27c, 28b and 29b. Enter here and on line 13                    31
                                                                                                                        ---------
32     Subtract line 31 from line 30. Enter the portion from casualty or theft on form 4684, line 33. Enter the portion
       from other than casualty or theft on from 4797, line 6                                                           32
---------------------------------------------------------------------------------------------------------------------------------

PART IV RECAPTURE AMOUNTS UNDER SECTIONS 179 AND 280F (b)(2) WHEN BUSINESS USE DROPS TO 50% OF LESS (see instructions)

                                                                                     (a) SECTION   (b) SECTION
                                                                                         179        280F(b)(2)
                                                                                     -----------  -------------
33     Section 179 expense deduction or depreciation allowable in prior years    33
                                                                                 ------------------------------
34     recomputed depreciation. See instructions                                 34
                                                                                 ------------------------------
35     Recapture amount. Subtract line 34 from line 33. See the instructions
       for where to report                                                       35
---------------------------------------------------------------------------------------------------------------

                                                                Form 4797 (2004)

                             COMPREHENSIVE EXAMPLE 1

     The following example illustrates the computations necessary for an individual to determine income and expense attributable to Units acquired in March of 1984 and held throughout 2004.

COMPUTATION OF INCOME AND EXPENSE FOR UNITS OWNED ON ALL MONTHLY RECORD DATES IN 2004

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2004

          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                           A                       B                      C
                                                        INCOME/EXPENSE PER UNIT
                                       NUMBER OF           FROM APPROPRIATE                              WHERE TO REFLECT ON
                                      UNITS OWNED             SCHEDULE(S)                                 FORM 1040 (NOTE 3)
       ITEM                            (NOTE 1)                (NOTE 2)                  TOTALS                  2004
-------------------------------       ----------        -----------------------         ---------    --------------------------
Gross Royalty Income...........          100      x         $ 3.277066             =    $ 327.71     Line 4, Part I, Schedule E
                                         ---                ----------                  --------
Severance Tax..................          100      x         $  .271605             =    $  27.16     Line 16, Part I, Schedule E
                                         ---                ----------                  --------
Interest Income................          100      x         $  .003421             =    $    .34     Line 1, Part I, Schedule B
                                         ---                ----------                  --------
Administrative Expense.........          100      x         $  .222941             =    $  22.29     Line 18, Part I, Schedule E
                                         ---                ----------                  --------

                                     PART II

                             COST DEPLETION (NOTE 4)

                      COST DEPLETION                                      APPROPRIATE 2004
                    ALLOWABLE IN PRIOR       ADJUSTED BASIS FOR        COST DEPLETION FACTOR
    ASSUMED           CALENDAR YEARS            COST DEPLETION             PER DEPLETION
 ORIGINAL BASIS*        (NOTE 5)                  PURPOSES                  SCHEDULE I                 2004 COST DEPLETION**
----------------    ------------------       ------------------        ---------------------          -----------------------
 $  2,100.00   -       $  1,992.41      =       $     107.59      x           .102019         =              $   10.98

* This number is used for example purposes only. Each Unit holder's basis is unique to that specific Unit holder.

** Reflect cost depletion on 2004 Form 1040, line 20, Part 1, Schedule E (Note
   3).

                        See Page 5 for Applicable Notes.

(SRT 2004 TAX)

                             COMPREHENSIVE EXAMPLE 2

      The following example illustrates the computations necessary for an individual to determine income and expenses and gain or loss on units acquired in 1984 and disposed of during 2004.

ACQUISITION       UNITS         ORIGINAL        SALES       UNITS        SALES
   DATE          ACQUIRED         BASIS          DATE        SOLD        PRICE
-----------      --------      ----------      -------      -----     ----------
 03-21-84          100         $ 2,100.00      04-2-04       100      $ 1,275.00

            COMPUTATION OF INCOME AND EXPENSE FOR UNITS SOLD IN 2004

                              SABINE ROYALTY TRUST
                            TAX COMPUTATION WORKSHEET

                                      2004

          (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE
 SEE SUPPLEMENT TO TAX COMPUTATION WORKSHEET ON PAGE 30 FOR FURTHER EXPLANATION

                                     A                       B                     C
                                                   INCOME/EXPENSE PER UNIT
                                  NUMBER OF           FROM APPROPRIATE
                                 UNITS OWNED             SCHEDULE(S)                            WHERE TO REFLECT ON
       ITEM                       (NOTE 1)                (NOTE 2)                TOTALS      2004 FORM 1040 (NOTE 3)
-------------------------------  -----------       -----------------------        ------     --------------------------
Gross Royalty Income...........      100      x          $  .710364          =    $71.04     Line 4, Part I, Schedule E
                                     ---                 ----------               ------
Severance Tax..................      100      x          $  .055984          =    $ 5.60     Line 16, Part I, Schedule E
                                     ---                 ----------               ------
Interest Income................      100      x          $  .000496          =    $  .05     Line 1, Part I, Schedule B
                                     ---                 ----------               ------
Administrative Expense.........      100      x          $  .050085          =    $ 5.01     Line 18, Part I, Schedule E
                                     ---                 ----------               ------

                                     PART II

                             COST DEPLETION (NOTE 4)

                   COST DEPLETION                                          APPROPRIATE 2004
                  ALLOWABLE IN PRIOR         ADJUSTED BASIS FOR          COST DEPLETION FACTOR
    ASSUMED        CALENDAR YEARS                COST DEPLETION              PER DEPLETION
ORIGINAL BASIS*       (NOTE 5)                    PURPOSES                    SCHEDULE I              2004 COST DEPLETION**
---------------   ------------------         ------------------          ---------------------        ---------------------
$  2,100.00   -     $  1,992.41        =          $  107.59         x            .024922         =        $  2.68

*This number is used for example purposes only. Each Unit holder's basis is unique to that specific Unit holder.

**Reflect cost depletion on 2004 Form 1040, line 20, Part 1, Schedule E (Note
  3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                          WHERE TO REFLECT ON
                  ADJUSTED BASIS           GAIN             2004 FORM 1040
NET SALES PRICE      (NOTE 6)             (LOSS)               (NOTE 3)
---------------   --------------        -----------       --------------------
                                                              Form 4797,
                                                         Part III, Lines 19-24
$  1,275.00   -    $  104.91       =    $  1,170.09         and Schedule D

                        See Page 5 for Applicable Notes.

(SRT 2004 TAX)

                             COMPREHENSIVE EXAMPLE 2
                                   (CONTINUED)

                              SABINE ROYALTY TRUST

                     SUPPLEMENT TO TAX COMPUTATION WORKSHEET

                                      2004

                    FOR UNITS HELD FOR ONLY PART OF THE YEAR

      This worksheet should be used by Unit holders who became holders of record of Units or ceased to be holders of record of Units during the period from January 15, 2004 through December 15, 2004. This worksheet is designed to assist Unit holders in determining the proper income and expense factors to be used on the Tax Computation Worksheet--Part I (located on page 5), under the heading entitled "Income/Expense Per Unit from Appropriate Schedule(s)". In order to complete this schedule, Unit holders should insert only the individual income and expense factors from the supplemental schedules (pages 20-21) for the appropriate month during which the Units were owned on a Monthly Record Date. (See page 4 for a list of Monthly Record Dates.)

                                        MONTH(S) DURING WHICH UNITS WERE OWNED ON A MONTHLY RECORD DATE                   CALCULATED
                      --------------------------------------------------------------------------------------------------    FACTOR
                      JANUARY  FEBRUARY   MARCH   APRIL  MAY  JUNE  JULY  AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER  PER UNIT*
                      -------  --------   -----   -----  ---  ----  ----  ------  ---------  -------  --------  --------  ---------
Gross Royalty
    Income........    .289575   .203236  .217553   --     --   --    --     --       --        --       --         --      .710364
Severance
    Tax...........    .025262   .015009  .015713   --     --   --    --     --       --        --       --         --      .055984
Interest
    Income........    .000244   .000137  .000115   --     --   --    --     --       --        --       --         --      .000496
Administrative
    Expense.......    .029356   .008284  .012445   --     --   --    --     --       --        --       --         --      .050085

--------------
* This column of calculated factors per Unit should be inserted in column B of the Income and Expense section (Part I) of the Tax Computation Worksheet on page 5.

(SRT 2004 TAX)

                  SABINE ROYALTY TRUST HISTORICAL TAX WORKSHEET

                            WINDFALL                  NET                                  MISC.       NET
                 GROSS       PROFIT    SEVERANCE    ROYALTY    INTEREST        ADMIN.     INCOME/      CASH
                 INCOME       TAX        TAX         PMTS       INCOME        EXPENSE     EXPENSE     DISTRIB
                --------    --------   ---------    --------   --------       --------   ---------    ---------
1983.........   2.721361    0.316613   0.155445     2.249303   0.019377       0.086800    0.000000    2.181880
1984.........   3.496106    0.323679   0.196022     2.976405   0.031846       0.155652    0.000000    2.852599
1985.........   2.853378    0.190767   0.171256     2.491355   0.021277       0.169099   -0.005487    2.338046
1986.........   1.807003    0.041149   0.114513     1.651341   0.012242       0.184580    0.005487    1.484490
1987.........   1.648950    0.000209   0.095558     1.553183   0.010601       0.127094    0.000000    1.436690
1988.........   1.556021    0.000077   0.101561     1.454383   0.010753       0.098526    0.000000    1.366610
1989.........   1.594196    0.000028   0.131330     1.462838   0.013627       0.096295    0.000000    1.380170
1990.........   1.748059    0.000000   0.155821     1.592238   0.014058       0.075026    0.000000    1.531270
1991.........   1.810596    0.000000   0.188955     1.621641   0.010622       0.084643    0.000000    1.547620
1992.........   1.556025    0.000000   0.132087     1.423938   0.005520       0.135228    0.000000    1.294230
1993.........   1.751674    0.000000   0.126197     1.625477   0.005316       0.169163    0.000000    1.461630
1994.........   1.422338    0.000000   0.094300     1.328038   0.005172       0.135390    0.000000    1.197820
1995.........   1.257833    0.000000   0.086219     1.171614   0.007424       0.151878    0.000000    1.027160
1996.........   1.650891    0.000000   0.102044     1.548847   0.009748       0.187465    0.000000    1.371130
1997.........   1.955335    0.000000   0.144324     1.811011   0.010812       0.177263    0.000000    1.644560
1998.........   1.937789    0.000000   0.123769     1.814020   0.011159       0.171521    0.000000    1.653658
1999.........   1.663391    0.000000   0.115700     1.547691   0.008112       0.148838    0.000000    1.406965
2000.........   2.586743    0.000000   0.157354     2.429389   0.016044       0.170794    0.000000    2.274639
2001.........   3.240755    0.000000   0.210965     3.029790   0.014627       0.183788    0.000000    2.860629
2002.........   2.175093    0.000000   0.125845     2.049248   0.003150       0.173568    0.000000    1.878830
2003.........   2.930078    0.000000   0.214244     2.715834   0.003272       0.196541    0.000000    2.522565
2004.........   3.277066    0.000000   0.271605     3.005461   0.003421       0.222941    0.000000    2.785941

(SRT 2004 TAX)

                              SABINE ROYALTY TRUST

               DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE
                   OWNERSHIP OF UNITS IN SABINE ROYALTY TRUST

      The tax law requires individuals, estates, trusts, closely held C corporations and personal service corporations to categorize income and expense into one of three classes, "active," "portfolio" or "passive", based upon the nature of the activity and the involvement of the taxpayer in such activity. Since the Trust is a grantor trust, the Unit holders are deemed to hold the investment in the royalty interests directly and the proper classification of the Trust income and expense will be dependent upon the relevant facts and circumstances of each Unit holder. Generally, income or loss resulting from an interest in the Trust is properly classified as portfolio income and as such can be reported as directed on the tax computation worksheet (page 5). However, under certain limited circumstances a different tax classification may be appropriate. Accordingly Unit holders should consult their own tax advisor regarding all tax compliance matters related to the Units.

TAX BACKGROUND INFORMATION

      Sabine received a private letter ruling from the Internal Revenue Service, dated May 2, 1983 (the "Ruling"), concerning certain tax considerations relevant to the creation and continued existence of the Trust. Pursuant to the Ruling, the Trust is classified for Federal income tax purposes as a "grantor trust" and not as an association taxable as a corporation. A grantor trust is not subject to Federal income tax. Instead, its beneficiaries (the Unit holders in the case of the Trust) are generally considered to own the trust's income and principal as though no trust were in existence. A grantor trust simply files an information return reflecting all items of income and/or deductions that will be included in the returns of the beneficiaries. Accordingly, each Unit holder of the Trust is taxable on his pro rata share of the Trust's income and/or deductions.

      The income received or accrued and the deductions paid or incurred by the Trust are deemed to be received or accrued and paid or incurred, respectively, by each Unit holder at the same time as the Trust, which is on each Monthly Record Date. On the basis of both the Trust Agreement and the escrow agreement (discussed below), both cash and accrual basis Unit holders should be considered as realizing income and incurring expenses only on the Monthly Record Dates.

   Effect of Escrow Arrangement

      The assets of the Trust include royalty and mineral interests in certain producing and proved undeveloped oil and gas properties (the "Properties"), which constitute economic interests in gross production of oil, gas and other minerals free of the costs of production. The Properties are located in six states and were not carved out of any of Sabine's working interests in effecting the distribution. In order to facilitate creation of the Trust and avoid the administrative expense and inconvenience of daily reporting to Unit holders, the conveyances by Sabine of the Properties located in five of the six states provided for the execution of an escrow agreement by Sabine, the Trustee and Bank of America, N.A., in its capacity as escrow agent. The conveyances by Sabine of the Properties located in Louisiana provided for the execution of a substantially identical escrow agreement by Sabine and Bank of America, N.A., in the capacities of escrow agent and of trustee under Sabine Louisiana Royalty Trust. Sabine Louisiana Royalty Trust, the sole beneficiary of which is the Trust, was established in order to avoid uncertainty under Louisiana law as to the legality of the Trustee's holding record title to the Properties located in Louisiana.

(SRT 2004 TAX)

      Pursuant to the terms of the escrow agreement and the conveyances of the Properties by Sabine, the proceeds of production from the Properties for each calendar month, and interest thereon, are collected by the escrow agents and are paid to and received by the Trust only on the next Monthly Record Date. The escrow agents have agreed to endeavor to assure that they incur and pay expenses for each calendar month only on the Monthly Record Date. The Trust Agreement also provides that the Trustee is to endeavor to assure that income of the Trust will be accrued and received and that expenses of the Trust will be incurred and paid only on each Monthly Record Date. Assuming the escrow arrangement is respected for Federal income tax purposes and the Trustee and the escrow agents are able to control the timing of income and expenses, as stated above, both cash and accrual basis Unit holders will be treated as realizing income only on each Monthly Record Date. The Trustee is treating the escrow arrangement as effective for tax purposes and the accompanying tax information has been presented accordingly.

      If the escrow arrangement is not respected for Federal income tax purposes, a mismatching of income and deductions could occur between a transferor and a transferee upon the sale or exchange of Units. In addition, the Trustee would be required to report the proceeds from production, interest income thereon, and any deductions to the Unit holders on a daily basis, resulting in a substantial increase in the administrative expenses of the Trust.

DEPLETION

   Cost Depletion

      Pursuant to the Ruling, each Unit holder is entitled to deduct cost depletion with respect to his pro rata interest in the Properties. A Unit holder's cost depletion deduction is computed by reference to the Unit holder's adjusted basis in each of his Units.

      The deduction for cost depletion must be computed by a Unit holder with respect to each separate property in the Trust. A Unit holder's tax basis in each separate property generally must be determined at the time each Unit is acquired by allocating such Unit holder's cost in each Unit among all properties in the Trust based on their relative fair market values. However, a corporate Unit holder that acquired Units in the distribution from Sabine must determine its tax basis in each separate property in the Trust at the time of the distribution by reference to Sabine's tax basis in each separate property included in the distribution. The cost depletion deduction attributable to each separate property is calculated for a taxable year by multiplying the tax basis of the property times the appropriate factor reported herein. The factors are derived by dividing total estimated equivalent units of production (barrels of oil and MCF's of gas) expected to be recovered from the property as of the beginning of the taxable year by the number of equivalent units produced and sold from such property during the taxable year. The resulting deduction for cost depletion cannot exceed the adjusted tax basis in the property. The composite depletion factors presented herein were derived in a manner that encompasses this separate property concept.

   Percentage Depletion

      The Revenue Reconciliation Act of 1990 repealed the rules denying percentage depletion to a transferee of a proven oil or gas property for transfers after October 11, 1990. Since substantially all of the properties were "proven properties" on the date of the original distribution, the percentage depletion deduction has limited applicability to Unit holders who became Unit holders prior to October 12, 1990.

(SRT 2004 TAX)

      A computation of percentage depletion has been made with respect to the post October 11, 1990 transfers. However, since cost depletion exceeds any otherwise allocable percentage depletion, percentage depletion factors have not been presented by reference to the number of units a Unit holder owns. Percentage depletion will continue to be computed and compared to cost depletion on an annual basis for applicable transfers occurring after October 11, 1990.

NONRESIDENT FOREIGN UNIT HOLDERS

      Nonresident alien individual and foreign corporation Unit holders ("Foreign Taxpayer(s)"), in general, are subject to tax on the gross income attributable to the Trust at a rate equal to 30 percent (or the lower rate under any applicable treaty) without any deductions. This 30 percent tax applies to U.S. source income that is not effectively connected with a U.S. trade or business. Different tax rates and rules apply to income effectively connected with a U.S. trade or business and those rules are not discussed herein. The 30 percent tax is withheld by the Trust and remitted directly to the United States Treasury. Foreign Taxpayers who have had tax withheld in 2004 should have received a Form 1042S from the Trust. The Form 1042S will reflect the total Federal income tax withheld from distributions. The amount reported on the Form 1042S should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules. The Federal income tax withheld, as reported on the Form 1042S, should be considered as a credit by the Unit holder in computing any Federal income tax liability.

      A Foreign Taxpayer holding income producing real property may elect to treat the income from such real property as effectively connected with the conduct of a United States trade or business. As discussed above, different tax rates and rules apply to Foreign Taxpayers with income effectively connected with a U.S. trade or business and those rules are not discussed in detail herein. The income attributable to the Properties is considered as income produced from real property. Therefore, this election should be available to Foreign Taxpayers with respect to the taxable income resulting from the ownership of Units. A Unit holder so electing is entitled to claim all deductions with respect to such income, but must file a United States income tax return to claim such deductions. This election, once made, is generally irrevocable unless an applicable treaty allows the election to be made periodically.

      The Foreign Investment in Real Property Tax Act of 1980, as amended ("FIRPTA"), generally treats interests in trusts owning United States real property as United States real property interests. However, pursuant to applicable Treasury regulations, Units in the Trust, for purposes of FIRPTA only, are not considered United States real property interests since the Trust is publicly traded unless they are owned by a Foreign Taxpayer having greater than a 5% interest in the Trust. Additionally, certain reporting provisions are applicable with respect to Foreign Taxpayers owning a greater than 5% interest in the Trust.

      When the FIRPTA provisions apply, as described in the preceding paragraph, income tax is required to be withheld from any proceeds distributed to Foreign Taxpayers at the rate of 10% of the amount realized by Foreign Taxpayers upon the sale, exchange or other disposition of a Unit. In addition, distributions, if any, that represent the Foreign Taxpayer's allocable share of gain realized upon the sale, exchange or other disposition of a United States real property interest by the Trust, will generally be subject to withholding tax at a 35% rate.

      In order to avoid withholding under FIRPTA, Foreign Taxpayers will be required to furnish the applicable withholding agent with an exemption certificate certifying why such withholding is not required.

(SRT 2004 TAX)

      Foreign Taxpayers are encouraged to consult their own tax advisors concerning the tax consequences of their investment in the Trust.

SALE OR EXCHANGE OF UNITS

      Generally, a Unit holder realizes gain or loss upon the sale or exchange of any Unit measured by the difference between the amount realized from the sale or exchange and the adjusted tax basis of such Unit. The adjusted tax basis of a Unit is the original basis of such Unit reduced by depletion deductions allowable (whether deducted or not) with respect to such Unit. Trust income allocable to such Unit to the date of sale is taxable to the selling Unit holder. The purchaser of a Unit is taxable on Trust income allocable to such Unit from the date of purchase forward. For Federal income tax purposes, Trust income should generally be allocable only to the holder of record of a Unit on each Monthly Record Date.

      Gain or loss on the sale of Units by a Unit holder who is not a dealer with respect to such Units and who has a holding period for the Units of more than one year will be treated as long-term capital gain or loss except to the extent of the depletion recapture amount. For Federal income tax purposes, the sale of a Unit will be treated as a sale by a Unit holder of his interest in a royalty interest. Thus, upon the sale of the Units, a Unit holder must treat as ordinary income his depletion recapture amount. Such amount equals the lesser of
(1) the gain on such sale attributable to the disposition of the royalty interest, or (2) the sum of the prior depletion deductions taken with respect to the royalty interests (but not in excess of the initial basis of such Units allocated to the royalty interests).

BACKUP WITHHOLDING

      A payer is required under specified circumstances to withhold tax at the rate of 28% on "reportable interest or dividend payments" and "other reportable payments" (including certain oil and gas royalty payments). Generally, this "backup withholding" is required on payments if the payee has failed to furnish the payer a taxpayer identification number or if the payer is notified by the Secretary of the Treasury to withhold taxes on such payments with respect to the payee.

      Amounts withheld by payers pursuant to the backup withholding provisions are remitted to the Internal Revenue Service and are considered a credit against the payee's Federal income tax liability. If the payee does not incur a Federal income tax liability for the year in which the taxes are withheld, the payee will be required to file the appropriate income tax return to claim a refund of the taxes withheld.

SUBSTANTIAL UNDERSTATEMENT PENALTY

      Section 6662 of the Internal Revenue Code imposes a penalty in certain circumstances for a substantial understatement of taxes if a taxpayer's tax liability is understated by more than the greater of (a) 10 percent of the taxes required to be shown on the return or (b) $5,000 ($10,000 for most corporations other than S corporations). The penalty (which is not deductible) is 20 percent of the understatement. No assurance is given either by the Trustee or counsel to the Trustee as to the possible application of this penalty or other penalties, in part because such application depends largely upon the individual circumstances under which such Units were acquired. As a result, purchasers of Units after the Public Offering should consult their personal tax advisers.

(SRT 2004 TAX)

STATE INCOME TAX

      Unit holders may be required to file state income tax returns and may be liable for state income tax as a result of their ownership of Units. The Properties are located in Florida, Louisiana, Mississippi, New Mexico, Oklahoma and Texas. The tax information included in this booklet is being presented in a manner to enable Unit holders to compute the income and deductions of the Trust attributable to each of these states. Unit holders will need this information to comply with the state income tax filing requirements in those states imposing a state income tax. The laws pertaining to income tax in any given state may vary from those of another state and from those applicable to Federal income tax. Accordingly, Unit holders should to consult their own tax advisors concerning state income tax compliance matters relating to ownership of Units.

      The Trustee has been informed that certain states have contacted Unit holders regarding underpayments of the state income tax imposed on the Unit holders' income from the Trust. Failure by Unit holders to report their state tax liability properly could result in the direct withholding of state taxes from Trust distributions. Accordingly, Unit holders are urged to review carefully the various filing requirements of the states listed below in order to determine if a current or prior year state income tax liability exists as a result of the ownership of Units in the Trust.

      The State of Texas does not impose an individual income tax; therefore, no part of the income attributable to the Trust will be subject to state income tax in Texas. However, corporations (and limited liability companies regardless of how taxed for Federal income tax purposes) doing business in Texas are subject to the Texas franchise tax, which includes a calculation based on the corporation's (or LLC's) taxable income for Federal income tax purposes. The state of Florida imposes an income tax on resident and nonresident corporations but not individuals. Each of the other states in which the Properties are located imposes an income tax applicable to both resident and nonresident individuals and corporations. Generally, the state income tax in these states is computed as a percentage of taxable income attributable to the particular state. Even though there are variances from state to state, taxable income for state purposes is often computed in a manner similar to the computation of taxable income for Federal income tax purposes.

      All states have not adopted Federal law with respect to the percentage method of computing depletion nor are such methods consistent among the various states. It should be noted, however, that cost depletion generally is allowed by those states indicated above (Unit holders should note that a special depletion rule applies in Oklahoma). Included previously within this booklet is information to assist you in determining the respective allowable cost depletion deductions by state.

      Unit holders should consult their own tax advisors concerning the type of state income tax returns that may be required and their applicable due dates.

(SRT 2004 TAX)

      Following is a list of names and addresses of the various state taxing authorities from which you may obtain additional information:

Florida                              Florida Department of Revenue
                                     5050 W. Tennessee Street
                                     Tallahassee, Florida 32399-0100
                                     (850) 488-6800
                                     www.myflorida.com/dor/taxes

New Mexico        Individuals:       State of New Mexico
                                     Taxation and Revenue Department
                                     1100 Saint Francis Drive
                                     P.O. Box 630
                                     Santa Fe, New Mexico 87504-0630
                                     (505) 827-0700, (505) 827-0822
                                     www.state.nm.us/tax

                  Corporations:      New Mexico Taxation and Revenue Department
                                     Attention: Corporate Income and Franchise Tax
                                     P.O Box 25127
                                     Santa Fe, New Mexico 87504-5127
                                     (505) 827-0825
                                     www.state.nm.us/tax

Mississippi                          Mississippi State Tax Commission
                                     Bureau of Revenue
                                     P.O. Box 1033
                                     Jackson, Mississippi 39215-1033
                                     (601) 923-7000
                                     www.mstc.state.ms.us

Louisiana         Individuals:       Department of Revenue and Taxation
                                     State of Louisiana
                                     P.O Box 201
                                     Baton Rouge, Louisiana 70821
                                     (225) 219-0102
                                     www.rev.state.la.us

                  Corporations:      Secretary of Revenue and Taxation
                                     State of Louisiana
                                     P.O. Box 201
                                     Baton Rouge, Louisiana 70821
                                     (225) 219-0067
                                     www.rev.state.la.us

Oklahoma          Individuals:       Oklahoma Tax Commission
                                     P.O. Box 26800
                                     Oklahoma City, OK 73126-0800
                                     (405) 521-3160
                                     www.oktax.state.ok.us

                  Corporations:      Oklahoma Tax Commission
                                     P.O. Box 26800
                                     Oklahoma City, Oklahoma 73126-0800
                                     (405) 521-3126
                                     www.oktax.state.ok.us

Texas                                Texas Comptroller of Public Accounts
                                     P.O. Box 13528, Capitol Station
                                     Austin, Texas 78711-3528
                                     (800) 252-5555
                                     www.window.state.tx.us

(SRT 2004 TAX)